Exhibit 10.3 1 TIME-VESTING RESTRICTED STOCK UNITS GRANT NOTICE AND AWARD AGREEMENT Eagle Bancorp, Inc., a Maryland corporation (the “Company”), in accordance with that certain employment agreement by and among EagleBank, the Company and Stephen R. Curley (“Participant”), dated as of May 7, 2026 (the “Employment Agreement”), hereby grants to Participant the number of restricted stock units set forth below (the “Restricted Stock Units”). The Restricted Stock Units described in this Restricted Stock Unit Grant Notice (the “Grant Notice”) are granted outside of the terms of the 2025 Equity Incentive Plan (the “Plan”) of the Company and the share reserve thereunder, as “employment inducement grants” within the meaning of Nasdaq Listing Rule 5635(c)(4), and are subject to the terms and conditions set forth in the Award Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan as if they had been granted under the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, capitalized terms used in this Grant Notice and the Agreement will have the meanings defined in the Plan. A prospectus describing the Plan, along with the Plan, has been delivered to Participant. Vesting Schedule: Subject to the continued service of Participant with the Company through the applicable vesting date, the Restricted Stock Units shall vest as follows: Vesting Date Portion of Restricted Stock Unit Vesting First anniversary of Grant Date 1/3 Second anniversary of Grant Date 1/3 Third anniversary of Grant Date 1/3 Notwithstanding the foregoing: (1) if, during Participant’s continued service with the Company, Participant dies or becomes Disabled, any unvested Restricted Stock Units shall vest immediately upon such event; or (2) upon a Change in Control Termination, all unvested Restricted Stock Units shall vest immediately.

2 EXHIBIT A TO RESTRICTED STOCK UNIT GRANT NOTICE AWARD AGREEMENT 1. Award of Restricted Stock Units. Effective as of the Grant Date set forth in the Grant Notice, the Company has granted to Participant the number of Restricted Stock Units set forth in the Grant Notice, subject to the restrictions and on the terms and conditions set forth in the Grant Notice, the Plan and this Agreement, including the non-competition and non-solicitation obligations herein. 2. Vesting of Restricted Stock Units. Each Restricted Stock Unit is subject to forfeiture until it becomes vested in accordance with the Grant Notice and this Agreement. During the vesting period, Participant shall have no rights as a shareholder with respect to the Restricted Stock Units. Solely for purposes of this Agreement, service with the Company will be deemed to include service with an Affiliate of the Company (for only so long as such entity remains an Affiliate of the Company). 3. Effect of Termination of Service. a. Retirement. If, prior to the end of the vesting period and during Participant’s continued service to the Company, Participant terminates employment due to Retirement, Participant shall remain eligible to vest in the Restricted Stock Units on the vesting schedule set forth on the Grant Notice provided that Participant complies with the Restrictive Obligations set forth in Section 19. b. Qualifying Termination. Upon a Qualifying Termination (as defined in the Employment Agreement), Participant shall remain eligible to vest in the Restricted Stock Units on the vesting schedule set forth on the Grant Notice provided that Participant complies with the Release Requirement (as defined in the Employment Agreement) and the Restrictive Obligations set forth in Section 19. c. Other Employment Termination. Unless otherwise provided by the Committee, upon Participant’s cessation of continued service for any reason other than as set forth in this Section 3 or on the Grant Notice, all of the Restricted Stock Units shall be forfeited. 4. Definitions. For the purposes of this Agreement: a. “Change in Control Termination” shall have the meaning ascribed to such term in the Employment Agreement, provided that such term shall only apply to a termination that occurs on or within the 12 months following a Change in Control. In the event that Participant is not a party to an employment agreement with the Company or its Affiliate, or the employment agreement does not specifically define “Change in Control Termination,” then, for the purposes of the Grant Notice and this Agreement, such term shall mean that Participant is terminated by the Company without Cause on or within the 12 months following a Change in Control. b. “Retirement” shall mean a termination of Participant’s employment other than a termination of employment for Cause, or as a result of Participant’s death or Disability with the Company or its Affiliates after Participant has attained age 65 and completed at least five (5) years of employment with the Company or its Affiliates. 5. Dividend Equivalent Rights. Subject to the restrictions, limitations and conditions described in the Plan and/or this Agreement, Restricted Stock Units will earn dividend equivalent rights during the vesting period at the rate of dividends per share paid by the Company on its outstanding shares of common stock. Dividend equivalent rights will be accrued but not paid until the Restricted Stock Units

3 are vested and issued. Any amounts accrued pursuant to dividend equivalent rights will be forfeited if the Restricted Stock Units are forfeited 6. Settlement of Restricted Stock Units. Unless otherwise required by Section 9, one Share will be delivered with respect to each Restricted Stock Unit that vests. The distribution to Participant, or in the case of Participant’s death, to Participant’s legal representative or beneficiary(ies), of such Shares shall be evidenced by a stock certificate, appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company, or other appropriate means as determined by the Company. a. Restricted Stock Units that vest in accordance with the vesting schedule set forth on the Grant Notice shall be settled within 60 days of the applicable vesting date. b. Restricted Stock Units that vest upon Participant’s death or Disability will be settled within 60 days of Participant’s death or disability. c. Restricted Stock Units that vest upon a Change in Control Termination will be settled within 60 days of the Change in Control Termination. 7. Non-Transferability of Restricted Stock Units. Except as may be permitted by the Committee in accordance with Section 7.2 of the Plan, Restricted Stock Units may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily, other than by will or by the laws of descent and distribution. 8. Tax Consequences. Participant understands that Participant is not eligible to file an election under Section 83(b) of the Code with respect to the grant of Restricted Stock Units hereunder. Participant acknowledges that the Company has not advised Participant regarding Participant’s tax liability in connection with the Restricted Stock Units. Participant acknowledges that Participant has reviewed with Participant’s own tax advisors the tax treatment of the Restricted Stock Units and will rely solely on those advisors in that regard. 9. Section 409A. a. This Agreement is intended to be exempt from or otherwise comply with the provisions of Section 409A of the Code (“Section 409A”) and should be interpreted accordingly. Nonetheless, the Company does not guarantee the tax treatment of the Restricted Stock Units. The Company may change or modify the terms of this Agreement without Participant’s consent if the Company determines, in its sole discretion, that such change or modification is necessary for purposes of compliance with or exemption from the requirements of Section 409A or any regulations or other guidance issued thereunder. b. If, as of the date of Participant’s “separation from service” from the Company (within the meaning of Section 409A), Participant is a “specified employee” (within the meaning of Section 409A), then to the extent necessary to avoid the imposition of taxes, interest and penalties under Section 409A, the issuance of Shares under Section 6 herein shall be delayed until the day following the six month anniversary of the separation from service. c. Notwithstanding anything herein to the contrary, the Company may terminate this arrangement at any time in a manner consistent with the requirements of Section 409A. 10. No Continuation of Service. None of the Plan, the Grant Notice nor this Agreement will confer upon Participant any right to continue in the employment or service of the Company or any of its Affiliates, or limit in any respect the right of the Company or its Affiliates to discharge Participant at any time, for any reason.

4 11. The Plan. Participant has received a copy of the Plan, has read the Plan and is familiar with its terms, and hereby accepts the Award subject to the terms and provisions of the Plan as if the Award was granted thereunder. Pursuant to the Plan, the Committee is authorized to interpret the Plan and to adopt rules and regulations not inconsistent with the Plan as it deems appropriate. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee with respect to questions arising under the Plan, the Grant Notice or this Agreement. 12. Company Policies. Participant agrees, in consideration for the grant of the Restricted Stock Units, to be subject to any policies of the Company and its Affiliates regarding clawbacks, securities trading, and hedging or pledging of securities that may be in effect from time to time, or as may otherwise be required by applicable law, regulation or exchange listing standard. 13. Entire Agreement. The Grant Notice and this Agreement, together with the Plan, represent the entire agreement between the parties with respect to the subject matter hereof and supersede any prior agreement, written or otherwise, relating to the subject matter hereof. 14. Amendment. This Agreement may only be amended by a writing signed by each of the parties hereto; provided that the Company may amend this Agreement without Participant’s consent, (i) if the amendment does not materially impair Participant’s rights hereunder or (ii) pursuant to Section 9 hereto. 15. Governing Law. This Agreement will be construed in accordance with the laws and judicial decisions of the State of Maryland, without regard to the application of the principles of conflicts of laws. 16. Headings. The headings in this Agreement are for convenience only. They form no part of the Agreement and will not affect its interpretation. 17. Electronic Delivery of Documents. Participant authorizes the Company to deliver electronically any prospectuses or other documentation related to the Award and any other compensation or benefit plan or arrangement in effect from time to time (including, without limitation, reports, proxy statements or other documents that are required to be delivered to participants in such arrangements pursuant to federal or state laws, rules or regulations). For this purpose, electronic delivery will include, without limitation, delivery by means of e-mail or e-mail notification that such documentation is available on the Company’s Intranet site. Upon written request, the Company will provide to Participant a paper copy of any document also delivered to Participant electronically. The authorization described in this paragraph may be revoked by Participant at any time by written notice to the Company. 18. Further Assurances. Participant agrees, upon demand of the Company, to do all acts and execute, deliver and perform all additional documents, instruments and agreements that may be reasonably required by the Company to implement the provisions and purposes of this Agreement and the Plan. 19. Restrictive Obligations. In exchange for the Restricted Stock Units pursuant to this Agreement that Participant acknowledges that Participant is not otherwise entitled to, Participant agrees to be bound by and comply with the following obligations, which will survive the termination or expiration of this Agreement: (a) Non-Competition. Participant hereby covenants and agrees that during the period of Participant’s employment and for the one (1) year period immediately following the cessation of Participant’s employment for any reason (the “Restricted Period”), Participant will not at any time (except on behalf of the Company or its Affiliates), directly or indirectly, in any capacity (whether as a proprietor, owner, agent, officer, director, shareholder, organizer, partner, principal, manager, member, employee, contractor, consultant or otherwise) own, manage or control, or participate in the ownership, management

5 or control, or perform duties that are the same as or substantially similar to those duties performed by Participant for any of the Company and its Affiliates during the prior twenty-four (24) months of Participant’s employment, if such ownership, management or control, or the participation therein, or the performance of such duties, are performed for a bank, a bank holding company, or other financial institution that provides products or services that are the same as or substantially similar to, and competitive with, any of the products or services provided by the Company or its Affiliates at the time Participant’s employment ceases. The restrictions set forth in this Section shall apply only within a fifty (50) mile radius of the headquarters of the Company (or any headquarters of a successor), and within fifty (50) miles of any branch office of the Company or its Affiliates (or any successor as to Maryland, District of Columbia and Virginia branches only), as such are located as of the date Participant’s employment ceases. (b) Non-Solicitation of Customers. Participant hereby covenants and agrees that during the Restricted Period, Participant will not, directly or indirectly, for Participant or any other person (whether as a proprietor, owner, agent, officer, director, shareholder, organizer, partner, principal, member, manager, employee, contractor, consultant or any other capacity), solicit, divert from the Company or its Affiliates, or transact business with any “Customer” of the Company or its Affiliates with whom Participant had “Material Contact” within the prior twenty-four (24) months or about whom Participant obtained non- public information while acting within the scope of Participant’s employment during the last twenty-four (24) months of such employment, if the purpose of such solicitation, diversion or transaction is to provide products or services that are the same as or substantially similar to, and competitive with, those offered by the Company and its Affiliates at the time Participant’s employment ceases. “Material Contact” for the purpose of this Section means that Participant personally communicated with the Customer, either orally or in writing, for the purpose of providing, offering to provide or assisting in providing products or services of the Company or its Affiliates. “Customer” means any person or entity with whom the Company or its Affiliates had a depository, lending or other contractual relationship, pursuant to which the Company or its Affiliates provided products or services during the last twenty-four (24) months. The prohibition on “solicitation” set forth herein shall not apply to solicitations to the general public not disproportionately directed to Customers. (c) Non-Solicitation of Employees. Participant hereby covenants and agrees that during the Restricted Period, Participant will not, directly or indirectly, for Participant or any other person (whether as a proprietor, owner, agent, officer, director, shareholder, organizer, partner, principal, member, manager, employee, contractor, consultant or any other capacity) hire, assist others in hiring, or solicit for hire any person, or induce or encourage any person to terminate employment with the Company or its Affiliates, if such person was known by Participant to have been an employee of the Company or its Affiliates at any time during the prior six (6) months and the purpose of such hire, solicitation, or inducement is to compete with any of the Company or its Affiliates. (d) Non-Interference with Business Relationships. Participant hereby covenants and agrees that during the Restricted Period, Participant will not, directly or indirectly, for Participant or any other person (whether as a proprietor, owner, agent, officer, director, shareholder, organizer, partner, principal, member, manager, employee, contractor, consultant or any other capacity), induce or attempt to induce any Supplier, contractor, agent, representative, or any other person that has a business relationship with the Company or its Affiliates, and with whom Participant had “Material Contact” during the prior twenty-four (24) months or about whom Participant obtained non-public information while acting within the scope of Participant’s employment during the last twenty-four (24) months of Participant’s employment, to discontinue, terminate, or reduce the extent of such person’s relationship with the Company or its Affiliates or to take any action that would disrupt or otherwise damage such relationship. “Supplier” means any person that, during the prior six (6) month period (A) had sold any products or services to any of the Company or its Affiliates or (B) had submitted to the Company or its Affiliates a proposal for the sale of any products or services.

6 (e) Cooperation. During and after Participant’s employment, Participant shall fully cooperate with the reasonable requests of the Company, including providing information, with regard to any matter that Participant has knowledge of as a result of Participant’s employment or prior employment with the Company or its Affiliates. Participant further agrees to comply with any reasonable request by the Company to assist in relation to any investigation into any actual or potential irregularities, including without limitation assisting with any threatened or actual litigation concerning the Company or its Affiliates, giving statements/affidavits, meeting with legal and/or other professional advisors, and attending any legal hearing and giving evidence; provided that the Company shall reimburse Participant for any reasonable out-of-pocket expenses properly incurred by Participant in giving such assistance. (f) Nondisclosure of Confidential Information. Participant hereby covenants and agrees that Participant shall not, directly or indirectly, disclose or use, or authorize any person to disclose or use, any “Confidential Information” (whether or not any of the Confidential Information is novel or known by any other person); provided however, that this restriction shall not apply to the use or disclosure of Confidential Information: (i) to any governmental entity to the extent required by law, (ii) that is or becomes publicly known and available through no wrongful act of Participant or any person acting on behalf of or in concert with Participant, or (iii) in connection with the proper and lawful performance of Participant’s duties for the Company and its Affiliates. The restrictions set forth above in this Section shall apply during Participant’s employment and for the longer of five (5) years following the cessation thereof or for however long the Confidential Information is a trade secret protected from use or disclosure by the Maryland Uniform Trade Secrets Act or is otherwise protected from use or disclosure by any other federal or state law, including bank privacy laws. Notwithstanding the foregoing, Participant and the Company acknowledge and agree that nothing contained in this Section shall be interpreted, construed, asserted or enforced by Company to prohibit Participant from reporting possible violations of federal law or regulation to any governmental agency or entity, including but not limited to the Department of Justice, the Securities and Exchange Commission, Congress, and/or any agency Inspector General, or making other disclosures that are protected under the whistleblower provisions of federal law or regulation. Further, nothing contained herein shall be interpreted, construed, asserted or enforced by the Company to (i) prohibit or disqualify Participant from being awarded, receiving and/or enjoying the benefit of, any award, reward, emolument or payment, or other relief of any kind whatsoever, from any agency, which is provided based upon Participant’s providing information to any such agency as a whistleblower under applicable law or regulation, or (ii) require notification or prior approval by the Company of any such report; provided that, Participant is not authorized to disclose communications with counsel that were made for the purpose of receiving legal advice or that contain legal advice or that are protected by the attorney work product or similar privilege. For purposes of this Section, “Confidential Information”) includes, but is not limited to: business plans; operating results; financial statements and financial information; contracts; mailing lists; purchasing information; customer data (including lists, names and requirements); feasibility studies; personnel related information (including compensation, compensation plans, and staffing plans); internal working documents and communications; and other materials related to the businesses or activities of the Company or its Affiliates that is made available only to employees with a need to know or that is not generally made available to the public. Failure to mark any Confidential Information as confidential, proprietary or protected information shall not affect its status as part of the Confidential Information subject to the terms of this Agreement. (g) Reasonableness and Remedy. Participant has carefully read and considered the provisions of this Agreement and, having done so, acknowledges that Participant fully understands them, that Participant has had an opportunity to consult with counsel of Participant’s own choosing regarding the meaning and effect of such provisions, at Participant’s election, and Participant agrees that the restrictions, obligations and agreements set forth in this Agreement are fair and reasonable and are reasonably required for the protection of the interests of the Company and its respective businesses, shareholders, directors, officers and employees. Participant agrees that the restrictions set forth in this Agreement are independent and divisible and will not impair or unreasonably restrain Participant’s ability to earn a livelihood.

7 Participant further acknowledges that Participant’s services have been and shall continue to be of special, unique and extraordinary value to the Company. In the event of any breach or threatened or attempted breach by Participant of any provision of the obligations and restrictions set forth in this Section 19, the Company shall, in addition to and not to the exclusion of any other rights and remedies at law or in equity, be entitled to seek and receive from a court of competent jurisdiction, (i) full temporary and permanent injunctive relief enjoining and restraining Participant and each and every other Person concerned therein from the continuation of such violative acts, (ii) a decree for specific performance of the applicable provisions of this Agreement, without being required to furnish any bond or other security, and (iii) recoupment or clawback of the Awards granted pursuant to this Agreement.